UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): November 30, 2004 (November 19, 2004)

RF Monolithics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24414	75-1638027
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4441 Sigma Road

Dallas, Texas 75244

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(214) 233-2903

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

The following text hereby supplements Item 4.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 24, 2004:

As noted in our Current Report on Form 8-K filed on November 24, 2004 (the “Form 8-K”), we requested that Deloitte & Touche LLP, or Deloitte, furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with certain statements we made in Item 4.01 thereof. Deloitte was obligated to provide us with this letter within 10 business days after it was requested. However, because we were required to file the Form 8-K within 4 business days of the change of certifying accountant, we filed the Form 8-K before we received the letter from Deloitte. Now that the requested letter is available, we are required to file it as an exhibit to an amendment to the Form 8-K, and are filing it as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP dated November 29, 2004, regarding change in certifying accountant.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2004

RF MONOLITHICS, INC.

By:	/s/ David M. Kirk
David M. Kirk
President and Chief Executive Officer

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